UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 5, 2006
Date of report (Date of earliest event reported)

PXRE GROUP LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda (State or Other Jurisdiction of Incorporation)	1-15259 (Commission File Number)	98-0214719 (IRS Employer Identification No.)

PXRE House 110 Pitts Bay Road Pembroke HM 08 Bermuda (Address, Including Zip Code, of Principal Executive Offices)		P.O. Box HM 1282 Hamilton HM FX Bermuda (Mailing Address)

(441) 296-5858
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 4, 2006, PXRE Reinsurance Company (the “Company”) entered into a new employment agreement with Bruce J. Byrnes, General Counsel and Secretary of PXRE Reinsurance Company. The Employment Agreement is for a twenty-one month term. Pursuant to the Employment Agreement, Mr. Byrnes will be paid his current annual base salary of $378,000 in 2006 and that such annual base salary will be increased to $400,000 in 2007. The Employment Agreement also memorializes the retention bonuses payable to Mr. Byrnes on September 1, 2006 and March 15, 2007, as previously reported on the Current Report on Form 8-K filed with Securities and Exchange Commission by PXRE Group Ltd. (“PXRE Group”) on March 8, 2006.

Under the Employment Agreement, Mr. Byrnes will also be eligible to participate in the various stock-based compensation programs of PXRE Group; provided, however, that if Mr. Byrnes is not granted an equity award during the first five months of 2007 with a fair market value equal to at least 1.4 times Mr. Byrnes's base salary, then he will be paid a cash amount equal to $140,000 on December 15, 2007. The Employment Agreement further provides that, with respect to calendar year 2007, Mr. Byrnes will be eligible to receive a performance based bonus under the PXRE Group 2004 Incentive Bonus Compensation Plan, which bonus will be determined based upon an annual incentive bonus target of 55% of his base salary in effect on December 31, 2007.

The Employment Agreement prohibits Mr. Byrnes from competing with the Company or its affiliates or soliciting the Company’s customers or employees during the term of his employment.

A copy of the Employment Agreement is attached as Exhibit 99.1 hereto.

Item 1.02.	Termination of Material Definitive Agreement

On April 4, 2006, the Company provided John T. Daly, Executive Vice President, International Operations, with notice of non-renewal under the Employment Agreement, dated September 1, 2004, between PXRE Reinsurance Ltd. and Mr. Daly (the “Daly Employment Agreement”). Mr. Daly’s employment will, therefore, terminate on September 1, 2006. Pursuant to the terms of the Daly Employment Agreement, Mr. Daly has been placed on “garden leave” until September 1, 2006.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Employment Agreement, dated as of April 4, 2006, by and between PXRE Reinsurance Company and Bruce J. Byrnes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PXRE Group Ltd.
(Registrant)

By:		/s/ Robert P. Myron

	Name:	Robert P. Myron
	Title:	Executive Vice President,
Chief Financial Officer and
Treasurer

Date: April 5, 2006